UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2009
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GMAC INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2009, GMAC Inc. issued a press release announcing preliminary operating results for the third quarter ended September 30, 2009. The press release is attached hereto and incorporated by reference as Exhibit 99.1.  Charts furnished to securities analysts are attached hereto and incorporated by reference as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, Dated November 4, 2009
99.2	Charts Furnished to Securities Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC Inc. (Registrant)

Dated:	November 4, 2009	/S/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated November 4, 2009
99.2	Charts Furnished to Securities Analysts